UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 12, 2022
Date of Report (date of earliest event reported)
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WEWORK INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-39419 (Commission File Number)	85-1144904 (I.R.S. Employer Identification Number)
575 Lexington Avenue New York, NY 10022
(Address of principal executive offices and zip code)
(646) 389-3922
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	WE	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock	WE WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02 - Results of Operations and Financial Condition.
On May 12, 2022, WeWork Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2022. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Form 8-K”) and is incorporated by reference in this Item 2.02.
The information in this Item 2.02 and Exhibit 99.1 is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 7.01 - Regulation FD Disclosure
On May 12, 2022, at 9:00 a.m., Eastern time, the Company will host its first quarter 2022 earnings conference call and will present certain information on its business, including a summary of its results of operations for the quarter ended March 31, 2022. A copy of the investor presentation that will be used during this earnings conference call is furnished as Exhibit 99.2 to this Form 8-K and is incorporated by reference in this Item 7.01.
The information in this Item 7.01 and Exhibit 99.2 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 - Financial Statements and Exhibits
(d): The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release dated May 12, 2022
99.2	Q1 2022 Investor Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 12th day of May, 2022.

WEWORK INC.

By:	/s/ Jared DeMatteis
Name:	Jared DeMatteis
Title:	Chief Legal Officer